SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2006

DOCUCORP INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	00-23829	75-2690838
(State of	(Commission File	(IRS employment
incorporation)	Number)	identification no.)

5400 LBJ Freeway, Suite 300

Dallas, Texas  75240

(Address of principal executive offices)

Registrant’s telephone number, including area code   214-891-6500

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act

☐               Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐               Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐               Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 2.02            Results of Operations and Financial Condition

On September 21, 2006, the Company issued a press release regarding its results of operations for the three months and year ended July 31, 2006.  A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01            Financial Statements and Exhibits

(d)                                  Exhibits

Exhibit 99.1- Press release, dated September 21, 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUCORP INTERNATIONAL, INC.

Date: September 21, 2006	By:	/s/ J. Robert Gary
J. Robert Gary,
Senior Vice President Finance and Administration